Supplement dated June 26, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Core Bond Fund	5/1/2015
Effective on July 1, 2015, the Effective Date, the following paragraph is hereby added to the "Performance Information" section of the Fund's Summary:
Effective July 1, 2015, the Fund compares its performance to that of the Barclays U.S. Government/Credit Bond Index (the New Index). Prior to this date, the Fund compared its performance to that of the Barclays U.S. Aggregate Bond Index (the Former Index). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance. Information on the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.
Additionally, on the Effective Date, the “Average Annual Total Returns” table within the “Performance Information” section of the Fund’s Summary is deleted in its entirety and replaced with the following:
Average Annual Total Returns (for periods ended December 31, 2014)
	Share Class Inception Date	1 Year	Life of Fund
Class 1	04/30/13	5.62%	0.83%
Class 2	04/30/13	5.25%	0.56%
Barclays U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)		6.01%	1.43%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		5.97%	1.73%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1876-1 A (6/15)